                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 24, 1997
                                                  ------------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)

   Delaware                        1-7182                    13-2740599
--------------------------------------------------------------------------------
(State or other               (Commission                (I.R.S. Employer
jurisdiction of               File Number)               Identification No.)
incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events
-------   -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-28537) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $16,500,000 aggregate principal amount of S&P 500 Inflation Adjusted Market Index Target-Term Securities due September 24, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ----------------------------------------------------- -------------


                            EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                              Form of Merrill Lynch & Co., Inc.'s S&P 500
                              Inflation Adjusted Market Index Target-Term
                              Securities due September 24, 2007.

          (5) & (23)     Opinion re: legality; consent of
                         counsel.

                              Opinion of Brown & Wood llp relating to the S&P 500 Inflation Adjusted Market Index Target-Term Securities due September 24, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                       (Registrant)



                              By: /s/ Theresa Lang
                                  --------------------------
                                       Theresa Lang
                                        Treasurer



Date:  September 24, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED SEPTEMBER 24, 1997



                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                   Page
-----------    -----------                                   ----

(4)            Instruments defining the rights of
               security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s
                    S&P 500 Inflation Adjusted Market
                    Index Target-Term Securities due
                    September 24, 2007.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP
                    relating to the S&P 500 Inflation
                    Adjusted Market Index Target-Term
                    Securities due September 24, 2007
                    (including consent for inclusion of
                    such opinion in this report and in
                    Merrill Lynch & Co., Inc.'s
                    Registration Statement relating to
                    such Securities).